UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	333-1138664

Alpine Total Dynamic Dividend Fund
(Exact name of registrant as specified in charter)

2500 Westchester Avenue, Suite 215, Purchase, NY		10577
(Address of principal executive offices)		(Zip code)

Alpine Woods Capital Investors, LLC 2500 Westchester Avenue, Suite 215 Purchase, New York, 10577
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(914) 251-0880

Date of fiscal year end:	October 31

Date of reporting period:	May 1, 2007 – October 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the  transmission to stockholders of any report that is required to be transmitted to  stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant  is required to disclose the  information  specified by Form N-CSR, and the  Commission  will make this  information  public.  A  registrant  is not required to respond to the  collection  of  information  contained in Form N-CSR unless the Form  displays a  currently  valid  Office of  Management  and Budget (“OMB”)  control number.  Please direct comments  concerning the accuracy of the information  collection  burden  estimate and any  suggestions  for reducing the burden to Secretary,  Securities and Exchange Commission,  450 Fifth Street, NW, Washington,  DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1.             Reports to Stockholders.

ANNUAL

October 31, 2007

Alpine Total Dynamic Dividend Fund

INVESTOR
INFORMATION	1(800) 617.7616 | www.alpinecef.com

TABLE OF CONTENTS

Manager Commentary	1

Report of Independent Registered Public Accounting Firm	8

Schedule of Portfolio Investments	9

Statement of Assets and Liabilities	13

Statement of Operations	14

Statement of Changes in Net Assets	15

Financial Highlights	16

Notes to Financial Statements	17

Additional Information	20

MANAGER COMMENTARY

October 31, 2007 (Unaudited)

Alpine Comments on the Current Investment Climate

This has been a challenging year as the tone of both investor sentiment and confidence have turned from minimum to maximum risk aversion.  The prospects for our economy appears less certain at this stage of the business cycle than they have for several years, even though GDP growth ranges from stable to strong abroad. The economic coupling between our domestic economy and those abroad appears looser than during recent cycles. While trade is a major part of the global glue which connects economies, we see growing importance in investment capital transfers in this era of great global financial liquidity.Alpine’s managers believe that the next year will initiate a period of transition from an uncertain world view toward events and more stable trends which could help re-price risk and enhance visibility of investment cash flows.

The subprime mortgage collapse has revealed structural weakness in parts of our financial system and unearthed poorly structured investment funds which were inappropriately sold by Wall Street. This has created a crisis of confidence in both the credit rating agencies and guarantors upon whom the market has relied for valuations. The market has lowered valuations of both issuers and holders of mortgage and asset backed securities. Banks, forced to hold these securities, are now stingy lenders. In turn, this has led to fears of a forced de-leveraging of the economy, if not a credit crunch, which might induce a recession. We are not convinced that a recession is imminent, but we recognize elevated risks.

The still vast global liquidity will continue to be focused on companies, industries, countries and regions where capital investment can generate attractive returns. The falling dollar has made American assets and products 10 to 30 percent cheaper for much of the world than they were a year ago. Thus, our exports have increased, as has tourism here. Barring a recession, the dollar may not be as weak in 2008 as in recent years, even though many countries are beginning to focus on more broadly diversifying their foreign exchange reserves away from the U.S. dollar. Nonetheless, the long-term trend of capital flowing from retirement funds and mature economies toward emerging regions with massive requirements for fixed investment in buildings, infrastructure and equipment to support and sustain business and employment growth will continue. The major opportunity for U.S. investors participating in global investing has only been recognized over the past few years. The U.N. published a report on population trends and urbanization several months ago, forecasting that two-thirds of the world’s population will be living in large cities by 2050. This compares with roughly half today. The bulk of this growth is projected for Asia and Latin America. Countries in these regions must do all that they can to provide for the growth of the middle class lest these megalopolises become slums and breeding grounds for political and social instability. This may competitively pressure wages relative to the U.S., but such competition will help contain global inflation. Enhanced productivity is another force which lowers inflation, and this can be stimulated by innovation, which has long been a driver of our economic growth. Globally, a growing emphasis on education from grade schools through advanced degrees suggests more innovation, as well as competition. Thus, Alpine foresees an expansion of innovation and entrepreneurial opportunities world wide for equity investors. This has underpinned Alpine’s broadening the international scope of our investment programs since the start of our first international fund in 1989 and our plans for the future.

We are confident that innovation will also aid the structured finance markets. Restructuring by the strategists of Wall Street must provide more transparency of underlying cash flows, facilitating better pricing of assets and enhanced marketability. Now, the first step is to stabilize the underlying problems in the mortgage markets and permit the rating agencies to revisit their criteria for valuation. Resolution of the ideological divide between those who favor government intervention to soften and stretch out the fallout from this crisis, versus others who favor the dispassionate displacement of market adjustments, will be a key factor assessing the duration of this situation.

Our portfolios reflect a work in progress as we assess opportunities and risks in the marketplace today. Like prior periods of financial distress, a bottom will not be visible until after we pass it. So the current market psychology may overstate the risks to global capital market liquidity and misprice prospects for equity investors. This can create opportunity for investors focused on long-term trends and valuations.

Sam Lieber

President

Alpine Mutual Funds

October 31, 2007 Annual Report | 1(800)617.7616
www.alpinecef.com

We are pleased to report that The Alpine Total Dynamic Dividend Fund (AOD) is off to a strong start since it began trading on the New York Stock Exchange (“NYSE”) on January 26th, 2007 and we believe it is on track toward achieving the investment goals that we pledged to our investors. The Fund’s primary objective is high current dividend income that is not restricted to tax-qualified dividend distributions, while also focusing on long-term growth of capital. In fiscal 2007, we expect 100% of the dividends paid in AOD to be qualified for the reduced Federal income tax rate. In addition, our goal is to provide global diversification and flexibility, with the potential for up to 100% of our holdings to be in international companies.

AOD’s net asset value (“NAV”) at inception was $19.06 per share and closed on October 31, 2007 at $20.23, representing a total return of 14.09% including monthly dividend distributions that totaled $1.44 from March through October. This compares to the total return for the S&P 500 Index of 9.22% during that same time period. AOD priced shares in the initial public offering on January 26, 2007 at $20 per share and closed on October 31, 2007 at $19.90, providing a total market return of 7.01% including dividends. AOD’s price of $19.90 on October 31, 2007 represented a 1.68% discount to the closing NAV of $20.23. Since inception, AOD has traded at an average premium of 5.40% above its NAV, reflecting its strong dividend yield and total return potential.

AOD declared its first dividend payment of $0.18 per share per month or $2.16 per share annualized on February 15, 2007. This represents an annualized dividend yield of 10.80% on the IPO price of $20 and a 10.85% current dividend yield based on the closing price of AOD on 10/31/07 of $19.90.  The dividend was declared through February 2008 and reflects our confidence in the availability and visibility of attractive dividend payouts.

We Invest in International Markets that Offer Dividend Yields that are Much Higher than the S&P 500 Yield.

We believe that AOD is well positioned to take advantage of the attractive dividend opportunities that are available outside of the U.S.  As of October 31, 2007, AOD had invested 65.2% of the market value of its portfolio in international companies and 29.6% of its value in domestic U.S. corporations, with the remaining 5.2% in cash and short term equivalents.

AOD is currently invested in equities based in 22 different countries, the majority of which would be considered mature countries. However we do have a small exposure to some emerging market economies and we continue to look for interesting dividend and capital appreciation opportunities in countries like Brazil, Mexico, and Russia. Following the United States, our current top countries are the United Kingdom, Sweden, Switzerland, France, and Australia.  The average dividend yield for the major indices in these five countries is currently 3.4% which is almost double the yield on the S&P 500 Index of 1.9%.

AOD’s Unique Investment Approach Combines Four Sub-Strategies: Dividend Capture, Special Dividend, Value, and Growth.

We believe AOD offers a unique and balanced approach to optimizing both dividend income and long-term growth of capital while offering investors diversification through international equity exposure. We scan the globe looking for the best dividend opportunities for our investors, employing a multi-cap, multi-sector, and multi-style investment approach. The Fund combines four research-driven investment strategies – Dividend Capture, Special Dividend, Value, and Growth – to maximize the amount of earned dividend income and to identify companies globally with the potential for dividend increases and capital appreciation.

In addition, AOD is different from many other closed-end funds in that it does not utilize covered calls or managed distribution to achieve its objectives. All of AOD’s dividend income is earned income, with the majority qualified for the reduced Federal tax rates. Management does, however, have the flexibility to leverage up to 33% of the fund’s value if we believe there are extraordinary opportunities for either dividend capture or capital appreciation. However, on an ongoing basis we do not expect to use a meaningful amount of leverage as reflected in our current 5% cash position.

Our “Dividend Capture Strategy” and “Special Dividend Strategy” Enhances the Dividend Income Generated by the Fund.

We run a portion of our portfolio with a dividend capture strategy and special dividend strategy, where we invest in typically high dividend yielding stocks or in special situations where large cash balances are being returned to shareholders as one-time special dividends. We enhance the dividend return of this portfolio by electively rotating a portion of our high yielding holdings either before or after the 61-day ownership period required to obtain the reduced 15% dividend tax rate.

Several of our top 10 holdings as of October 31, 2007 were companies that announced special dividend payments associated with restructurings and/or excess cash, and we believe there is additional upside value to be realized following their dividend payments.

Two of our top holdings in the restructuring strategy, Man Group and Temple-Inland, announced large returns of cash to shareholders associated with asset sales. Man Group (EMG LN) is an alternative asset manager based in the UK that paid a 10% special dividend in November 2007 following the sale of its stake in Man Financial (MF Global). We favor the asset management group within the financial sector as these companies are well positioned to continue to grow their assets and fees with an aging global demographic. Also, they generally have less exposure to the sub-prime and bridge loans that are currently hurting other financial companies.

Temple-Inland (TIN) is a U.S. based conglomerate that paid a 20% special dividend in December 2007 following the proceeds of the sale of 1.5 million acres of its timberland assets for close to $2 billion. The sale was in association with its restructuring plan that will break TIN into three stand-alone publicly traded companies; Temple-Inland will consist of the corrugated packaging and building products segments, Guaranty Financial will consist of the financial services units, and Forestar will consist of the real estate group.

Many of our holdings in AOD are industrial companies that are benefiting from strong global demand for their products and have been returning excess cash to shareholders. One our top holdings is ABB Limited (ABBN VX), based in Switzerland. The company manufactures transmission and power systems. Due to strong demand in its end-markets, ABB has tripled its earnings in the past three years and has strong order back logs that are growing.  ABB has $2 per share in excess cash on its balance sheet that we expect will be paid out as a special dividend in 2008.

Another top holding,  America Movil (AMX), based in Mexico, is the largest wireless operator in Latin America.  The company is increasing its cell phone penetration rates by tapping into the strong growth of emerging market consumers throughout Latin America. Plus, AMX is increasing its data and internet opportunities in its developed markets.  Earnings are expected to grow over 20% per year over the next several years and the company has become a strong cash flow generator now that its networks are largely built.  This is illustrated by the 3% special dividend paid by AMX in November 2007 and we expect ongoing dividends to increase with cash flow.

Our “Value/Restructuring Strategy” Looks for Attractively Valued or Restructuring Dividend Payers.

Our third major strategy is what we call “value with a catalyst or restructuring strategy”, where our internal research points to under-valued or mis-priced equity opportunities for companies with attractive dividend yields.  We also look for turnaround situations or depressed earnings where we believe there is a catalyst for an earnings recovery or a restructuring or major corporate action that is expected to add value.  The key characteristic for this strategy is low valuations relative to historical averages and above average dividend yields for a combined objective of capital appreciation and high qualified dividend income.

We would categorize two of our top holdings in this strategy, Total SA and Xstrata PLC, with both of these companies benefiting from strong global demand for their commodities. Total SA (FP FP) based in France is one of the largest integrated oil companies in the world and one of the few that is seeing accelerating production growth. Since the bulk of Total’s production growth will be achieved in 2008 and 2009, we believe the stock offers an attractive valuation relative to its peers and is well positioned to benefit from strong oil prices and a rebound in refining margins. Plus Total offers a current 3.6% dividend yield that has been growing by over 15% over the past five years.

Xstrata (XTA LN), based in the UK, is a global diversified mining company and one of the worlds largest producers of copper, nickel and coal as well as other commodities like zinc, gold, lead and silver. The company is experiencing strong global demand for its commodities, particularly from emerging markets like China and India. We believed the company was undervalued and oversold relative to its earnings growth following the August market correction. We bought Xstrata in early September 2007 and the stock appreciated over 18% by October 31, 2007 and it continues to rise on takeover speculation.

Our “Growth and Income Strategy” Targets Capital Appreciation in  Addition to Yield.

Our fourth strategy identifies core growth and income stocks that may have slightly lower but still attractive current dividend yields and strong, predictable earnings streams plus a catalyst for capital appreciation and dividend increases. We would categorize four of our top ten holdings in this category; Nokia, Nintendo, LVMH,  and Nestle. Each company is a leader in its industry and experiencing strong earnings and dividend growth.

Nokia (NOK), our largest holding at fiscal year end 2007, offers very attractive growth prospects plus a 2% dividend yield. The stock has appreciated 65% since we initiated our position at the end of January 2007.  Based in Finland, the company is the most dominant producer of cell phones in the world and controls more than half of the market in emerging markets such as India and China where mobile penetration is growing rapidly. Nokia has been raising its dividend by 10% annually and we expect an additional dividend increase in 2008.

Nintendo (7974 JP), based in Japan, is a strong secular growth story that is benefiting from the success of its Wii game console in the traditional children’s home-use video game sector as well as the untapped casual adult gamer market. The Wii has experienced very strong demand that has exceeded production capabilities which has driven strong earnings growth and a stock price that has more than doubled during 2007.  In addition, Nintendo pays an attractive 2.8% dividend yield that has been growing at a 38% compound rate over the past 5 years and we would expect that growth to continue.

LVMH Moet Hennesy Louis Vuitton (MC FP), based in France, provides a 1.7% divided yield and is well positioned as one of the worlds leading provider of luxury goods products. Its elite range of luxury perfume, jewelry, champagne, Haute Couture and luggage is enjoying strong demand in emerging markets and existing mature markets. Luxury products are our preferred consumer exposure as their customer base is less sensitive than lower end consumers to current macro economic challenges associated with rising gasoline prices, short term interest rates, and the slowdown in housing.

Lastly, Nestle (NESN VX), based in Switzerland, is a global package food company that is growing revenues by focusing on emerging markets and Health and Wellness products. It is are improving margins by cutting costs and growing earnings and dividends at a double digit rate and offering a current dividend yield of 1.9%.

Outlook for 2008: We Remain Optimistic That Dividend Payers Should Outperform.

As we look out to 2008, we continue to be optimistic about the prospect for the dividend paying stocks in our portfolio. While we need to be selective in our investments given recent market uncertainties, we continue to be encouraged by the total return opportunities in our dividend paying markets, particularly internationally. We believe investments outside the U.S. look very attractive based on the outlook for stronger earnings growth, higher dividend payouts, and our outlook for a long term secular decline in the U.S. dollar.  Within the domestic U.S.markets, we continue to find companies with strong and sustainable earnings growth and cash flow generation at attractive valuations, with many of our favorite U.S. names having large international exposure. Historically, dividend stocks have outperformed non-dividend payers in times of volatility, as there tends to be a flight to quality and investors look to lock in a portion of their equity returns through dividends.

The recent volatility in global equity markets has provided challenges and opportunities.  While we have recently experienced short term challenges based primarily on uncertainty in the financial markets, as fundamental investors we also see longer term opportunities. Particularly, within our value strategy, we are looking to take advantage of recent declines in the equity markets to invest in still very strong companies with attractive dividend yields at more attractive valuations. While we do expect additional headline risks in the financial sector as we head into 2008, we still believe that global economic growth will remain solid and we continue to find very attractive global growth companies that are committed to returning cash to shareholders.

Companies are still sitting on very high levels of cash, which should place a floor on equity values.  We would expect companies to look to use some of their excess cash to supplement slowing organic growth with strategic M&A in 2008. However, there should still be substantial amounts of excess cash to be returned to shareholders either in the form of share repurchases or increased dividend payouts. Companies in the S&P 500 index currently pay out approximately 37% of their earnings in the form of dividends versus a long term historical average of 54%. Given large cash positions, low payout ratios and lack of other uses of cash, we continue to believe that companies will increase their dividends in 2008 and beyond.

We continue to concentrate on global secular investment themes that we believe will outperform over the long term. For example, we remain bullish on global infrastructure and engineering companies as the rest of the world tries to catch up with the industrialized countries with regard to power plants, phones, roads, electricity, water treatment, sewage and airports.  In addition, the industrialized nations of the world have neglected their aging infrastructure and are now rebuilding and reinvesting.  Many of these projects are supported by governments that are long term in focus and less sensitive to short term economic swings. Some of our favorite stocks are the companies that will supply this growth for what we believe will be many years to come and at much higher prices than achieved in the past.

We also still like the long term secular story for the basic materials and energy sectors based on constrained supply and growing global demand. For example, we like the long term secular outlook for deepwater drillers as oil is getting harder to find and exploration is moving further out to sea. We will continue to be nimble in these volatile yet potentially highly profitable sectors and we would look for attractive entry and exit points and we are aware of the impact of shorter term seasonal trading pattern. In addition, many of these companies are producing record amounts of free cash flow and we expect continued increases in regular and special dividend payouts.

We also favor the industrial and machinery companies that are supplying global growth and are also benefiting from aerospace and defense spending. With our favorites being companies that have the majority of their revenue generated overseas and have booked strong backlogs with visibility on this revenue for several years out.  We also participate in a variation on investing in commodity companies, and that is through increasing global trade.  We look to participate in the increasing need for the movement of commodities globally through producers, financers, and operators in the shipping industry.

The aging demographics of many of the industrialized countries should result in great long term growth opportunities for dividend payers in the asset management and healthcare sectors. The aging population will need to save more and also manage their assets more directly as countries and companies have cut back significantly on their pension promises. We believe this positive for the asset managers around the globe.  In addition, we like niche healthcare which is being stimulated by demographic trends and advances in biotechnology and yet there is more limited generic risk.

While we remain positive on the outlook for sustainable global economic growth in 2008, we also believe that a slowing US economy and financial market turmoil makes it prudent to also have a meaningful exposure in the telecom, utilities and consumer staples sectors. These sectors tend to be large dividend payers and more defensive in nature, with many of the consumer staple stocks have a substantial international revenue base.  Within these groups, we continue to be selective and pick our holdings on a stock by stock basis where we see the best combination of earnings growth, valuation, and divide opportunity.

At this time, we remain cautious on the financial sector, as we believe there is still more potential write-downs on mortgage-related assets and downward earnings revisions.  While risks are real, we also believe that the valuations reflect a lot of this uncertainty and that the long term prospects for many businesses remain strong. Our strategy during the financial markets turmoil has been to add to the higher quality financial stocks on dips, but overall we would not look to increase our weightings substantially until we believe that the downside risk is quantifiable and that the upside reward is meaningful.  We believe we will likely get additional clarity on the quality of balance sheets and future earnings growth potential in the first half of 2008.

Another sector that we remain cautious on at this time is consumer discretionary.  We remain disciplined and selective in our investments in this group, with our current focus on the global high-end consumer and companies that are restructuring and providing some catalysts for earnings growth. We are cautious in general on consumer spending based on the turmoil in the housing markets and high energy prices, but this is balanced by overall employment levels which have has remained strong.  And similar to the financial sector, we are consistently looking at opportunities within the global consumer sector where stocks may have been oversold and could offer long term value at current prices.

If the housing and equity market volatility do spill over to the ever-resilient U.S. consumer or it start to impact employment levels, then we believe there is a higher risk of a general economic slowdown and we need to monitor this as investors. However, we do believe in that scenario that the Fed would be able to move in and act to lower interest rates to support economic growth and the equity markets would likely reacted positively to that scenario.

In summary, in a moderate growth environment and with financial market uncertainty, we believe investors will be drawn to high quality, internationally oriented, and potentially more defensive stocks. That should bode well for dividend payers and our fundamental strategy of searching globally and in multi-caps and multi-sectors for investment opportunities.  Positive fundamentals in many of our secular growth themes will be balanced with the risks of financial market turmoil, high oil prices, a potential economic slowdown in the U.S., and continued geopolitical uncertainties.

Our approach is to remain broadly diversified within the dividend-paying universe while actively looking for undervalued opportunities. We believe we will continue to be able to distribute attractive dividend payouts to our shareholders by capitalizing on our research driven approach to identifying attractive situations as well as through our active management of the portfolio.

Thank you for your participation and we look forward to a prosperous year in 2008.

Sincerely,

Jill K. Evans & Kevin Shacknofsky

Co-Portfolio Managers

PERFORMANCE (1) As Of October 31, 2007

	Ending Value as of 10/31/07	One Month	Three Month	Since Inception (2)
Alpine Total Dynamic Dividend Fund | NAV	$20.23	3.67%	10.20%	14.09%
Alpine Total Dynamic Dividend Fund | Market Price	$19.90	2.19%	2.28%	7.01	%(3)
S&P 500		1.59%	6.97%	9.22%

(1) Performance information calculated after consideration of dividend reinvestment. All returns for periods of less than one year are not annualized.

(2) Commenced operations on January 26, 2007

(3) IPO price of $20 used in calculating performance information

Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principle value of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. Call 1(800)617.7616 or visit www.alpinecef.com for current month end performance.

PORTFOLIO DISTRIBUTIONS •

TOP TEN HOLDINGS •

Nokia Oyj.	2.2%
Nintendo Co. Ltd.	2.1%
Total SA	2.0%
Man Group PLC	2.0%
LVMH Moet Hennessy Louis Vuitton SA	2.0%
ABB Ltd.	2.0%
Xstrata PLC	2.0%
Nestle SA	1.9%
America Movil SAB de C.V.	1.9%
Temple-Inland, Inc.	1.9%
Top 10 Holdings	20.0%

•As a percentage of portfolio value

REGIONAL ALLOCATION•

•As a percentage of net assets, excluding any short-term investments.

Top Five Countries

United States	29.6%
United Kingdom	11.1%
Sweden	8.7%
Switzerland	8.2%
France	6.0%

NAV, MARKET PRICE, AND TOTAL RETURN [ Since Inception ]

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE STOCKHOLDERS AND BOARD OF TRUSTEES OF ALPINE TOTAL DYNAMIC DIVIDEND FUND:

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments of Alpine Total Dynamic Dividend Fund (the “Fund”), as of October 31, 2007 and the related statements of operations, changes in net assets and the financial highlights for the period from January 26, 2007 (inception) to October 31, 2007.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included con-firmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers; where replies where not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alpine Total Dynamic Dividend as of October 31, 2007, and the results of its operations, the changes in its net assets, and the financial highlights for the period from January 26, 2007 (inception) to October 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, WI

December 21, 2007

SCHEDULE OF PORTFOLIO INVESTMENTS October 31, 2007

		Value
Description	Shares	(Note 1)

COMMON STOCKS (94.8%)
Australia (5.9%)
AXA Asia Pacific Holdings Ltd.	6,700,000	$50,921,623
BHP Billiton Ltd.	1,800,000	77,287,757
Boart Longyear Group*	11,700,000	27,788,385
Macquarie Bank Ltd.	550,000	43,056,396
Zinifex Ltd.	2,972,276	46,093,602
		245,147,763

Belgium (1.0%)
InBev NV/SA	425,000	40,114,435

Denmark (0.7%)
FLSmidth & Co.AS	258,100	27,990,282

Finland (3.8%)
Metso Oyj.	1,065,000	64,731,513
Nokia Oyj. (1)	2,300,000	91,356,000
		156,087,513

France (6.0%)
LVMH Moet Hennessy Louis Vuitton SA	650,000	83,685,087
Total SA	1,050,000	84,641,848
Vallourec SA	67,298	19,502,626
Vinci SA	750,000	61,512,277
		249,341,838

Germany (2.8%)
Fresenius Medical Care AG & Co.	1,171,062	61,475,030
MTU Aero Engines Holding AG	300,000	18,338,524
ProSiebenSat.1 Media AG	120,000	3,532,121
Tognum AG*	957,319	34,404,410
		117,750,085
Greece (0.8%)
OPAP SA	800,000	32,679,076

Hong Kong (0.3%)
China Mobile Ltd. (1)	93,251	9,668,264
VTech Holdings Ltd.	504,000	4,265,978
		13,934,242

Ireland (3.3%)
Allied Irish Banks PLC	825,000	20,662,345
Anglo Irish Bank Corp. PLC	4,270,000	71,501,702
Bank of Ireland	725,000	13,389,947
C&C Group PLC	4,040,000	32,479,177
		138,033,171
Italy (1.4%)
Azimut Holding S.p.A.	1,419,000	$24,357,427
Banca Italease S.p.A.	870,000	18,323,749
Fiat S.p.A.	106,431	2,849,055
Unipol Gruppo
Finanziario S.p.A	3,000,000	10,733,686
		56,263,917

Japan (2.1%)
Nintendo Co. Ltd.	141,200	88,001,387

Mexico (1.9%)
America Movil SAB de C.V. (1)	1,198,500	78,369,915

Netherlands (0.6%)
Nutreco Holding NV	393,500	26,875,534

Norway (4.2%)
Aker Kvaerner ASA	1,031,000	35,924,014
AkerYards ASA	630,200	10,421,527
Fred Olsen Energy ASA	491,000	24,976,336
ProSafe SE	1,315,000	23,326,377
SeaDrill Ltd.*	1,626,700	38,721,570
Statoil ASA	1,211,500	40,994,336
		174,364,160

Russia (0.9%)
Mobile Telesystems OJSC (1)	300,000	24,900,000
Vimpel-Communications OJSC (1)	350,000	11,574,500
		36,474,500

Singapore (0.0%)(6)
Parkway Holdings Ltd.	600,000	1,725,187

South Korea (0.4%)
Macquarie Korea
Infrastructure Fund (2)	2,629,023	18,403,161

Spain (1.1%)
Inditex SA	600,000	44,629,536

Sweden (8.7%)
Atlas Copco AB	3,407,000	56,988,492
BE Group AB	600,000	6,706,496
Hennes & Mauritz AB	900,000	59,933,407
NCC AB	649,000	16,143,135
Sandvik AB	3,000,000	56,674,617
Skanska AB	2,740,150	54,138,243
TeliaSonera AB	4,596,000	45,221,621
Volvo AB	3,275,000	63,803,221
		359,609,232

		Value
Description	Shares	(Note 1)
Switzerland (8.2%)
ABB Ltd.	2,780,000	$83,611,188
Julius Baer Holding AG	774,000	66,949,931
Nestle SA	170,000	78,440,090
Nobel Biocare Holding AG	149,500	43,492,317
Roche Holding AG	240,000	40,939,226
UBS AG - Registered	480,000	25,669,889
		339,102,641

United Kingdom (11.1%)
BAE Systems PLC	5,000,000	51,774,687
Close Brothers Group PLC	1,200,940	19,177,883
European Capital Ltd.	1,825,000	21,836,025
Man Group PLC	6,915,000	84,544,944
Premier Foods PLC	10,520,000	49,326,513
Segro PLC	5,745,607	55,791,871
United Business Media PLC	2,956,624	44,724,679
Whitbread PLC	1,393,678	51,321,476
Xstrata PLC	1,150,000	82,424,677
		460,922,755

United States (29.6%)
Aircastle Ltd.	775,000	25,040,250
Allegheny Technologies, Inc.	378,900	38,712,213
Allianz SE	200,000	45,055,407
Altria Group, Inc.	165,000	12,033,450
American Capital Strategies Ltd.	675,000	29,301,750
American Electric Power Co., Inc.	215,000	10,365,150
AT&T, Inc.	350,000	14,626,500
BlackRock Kelso Capital Corp.	450,000	6,435,000
CBS Corp. - Class B	525,600	15,084,720
Citizens Communications Co.	420,000	5,527,200
Diamond Offshore Drilling, Inc.	662,000	74,958,260
EI Du Pont de Nemours & Co.	325,000	16,090,750
Eli Lilly & Co.	115,000	6,227,250
Embarq Corp.	195,000	10,319,400
Exxon Mobil Corp.	275,000	25,297,250
Fluor Corp.	231,500	36,577,000
Fortress Investment Group LLC - Class A	427,000	9,415,350
FPL Group, Inc.	175,000	11,973,500
Freeport-McMoRan Copper & Gold, Inc. - Class B	380,000	44,718,400
GateHouse Media, Inc.	2,513,000	28,874,370
Genco Shipping & Trading Ltd.	162,500	11,682,125
General Electric Co.	585,000	24,078,600
Goldman Sachs Group, Inc.	115,000	28,510,800
Hess Corp.	400,000	28,644,000
Intel Corp.	665,000	17,888,500
iStar Financial, Inc.	160,000	4,881,600
Ltd. Brands, Inc.	1,038,900	22,866,189
Macquarie Infrastructure Co. LLC	1,262,215	52,710,099
Merck & Co., Inc.	90,000	5,243,400
Merrill Lynch & Co., Inc.	618,000	40,800,360
PepsiCo, Inc.	940,000	69,296,800
Pfizer, Inc.	875,000	21,533,750
Pharmaceutical Product Development, Inc.	729,000	30,792,960
PNC Financial Services Group, Inc.	205,000	14,792,800
Principal Financial Group, Inc.	675,400	45,704,318
Procter & Gamble Co.	150,000	10,428,000
Progress Energy, Inc.	225,000	10,800,000
The Progressive Corp.	570,000	10,545,000
Regal Entertainment Group	1,456,300	32,868,691
Ship Finance International Ltd.	100,000	2,738,000
Sinclair Broadcast Group, Inc. - Class A	440,000	5,297,600
Staples, Inc.	1,150,000	26,841,000
Temple-Inland, Inc.	1,451,500	77,902,005
Teekay Corp.	100,000	5,595,000
Textron, Inc.	557,230	38,565,888
Time Warner, Inc.	700,000	12,782,000
United Technologies Corp.	525,000	40,209,750
Verizon Communications, Inc.	485,000	22,343,950
VF Corp.	445,700	38,833,841
Windstream Corp.	425,000	5,716,250
		1,227,526,446

TOTAL COMMON STOCKS
(Identified Cost $3,652,963,346)		3,933,346,776

	Maturity		Value
Description	Date	Shares	(Note 1)

EQUITY - LINKED STRUCTURED NOTES (3.7%)
Euro Currency Unit (1.5%)
Morgan Stanley & Co., Inc. - Ryanair Holdings PLC*	10/28/08	7,411,000	61,458,644

Netherlands (1.3%)
Morgan Stanley & Co., Inc. - ASML Holdings NV* (3)(4)	06/16/08	1,718,750	53,201,456

United States (0.9%)
Morgan Stanley & Co., Inc. - Fortress Investment Group LLC - Class A*	09/10/08	1,675,800	36,951,390

TOTAL EQUITY - LINKED STRUCTURED NOTES
(Identified Cost $141,598,800)			151,611,490

		Value
Description	Shares	(Note 1)

INVESTMENT COMPANIES (0.4%)
United States (0.4%)
PennantPark Investment Corp.	1,400,000	$18,284,000

TOTAL INVESTMENT COMPANIES
(Identified Cost $20,786,100)		18,284,000

MASTER LIMITED PARTNERSHIPS (0.4%)
United States (0.4%)
The Blackstone Group LP*	650,000	16,529,500

TOTAL MASTER LIMITED PARTNERSHIPS
(Identified Cost $16,903,925)		16,529,500

PARTICIPATION NOTES (0.1%)
Taiwan (0.1%)
Hung Sheng Construction Co.*	4,000,000	3,271,605
Lite-On Technology Corp.*	9,583	17,598
Taiwan Hon Chuan
Enterprise Co, Ltd.*	40,000	34,815

TOTAL PARTICIPATION NOTES
(Identified Cost $3,140,330)		3,324,018

	Interest		Value
Description	Rate	Shares	(Note 1)

SHORT TERM INVESTMENTS (1.6%)
United States (1.6%)
Alpine Municipal Money Market Fund (5)	3.451%	6,430	6,430
Blackrock Liquidity Fds Tempfund (5)	5.125%	55,130,612	55,130,612
Morgan Stanley Money Market Fund (5)	5.037%	10,321,019	10,321,019

TOTAL SHORT TERM INVESTMENTS
(Identified Cost $65,458,061)			65,458,061

TOTAL INVESTMENTS (101.0%)
(Identified Cost $3,900,850,562)			4,188,553,845

TOTAL LIABILITIES LESS OTHER ASSETS (-1.0%)			(39,524,544)

NET ASSETS (100.0%)			$4,149,029,301

*	Non-income producing security.
(1)	ADR - American Depositary Receipt.
(2)	GDR - Global Depositary Receipt.
(3)	Fair Valued security under procedures established by the Fund’s Board of Directors.
(4)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid in accordance with procedures adopted by the Fund’s Board of Trustees.

(5)

Investments in other funds are calculated at their respective net asset value as determined by those funds, in accordance with the Investment Company Act of 1940. The interest rate shown represents the rate at October 31, 2007.

(6)	Less than 0.05% of Net Assets

See Notes to Financial Statements.

OUTSTANDING FORWARD CURRENCY CONTRACTS

	Expiration	Units Per		Currency Value	Unrealized
Contract Description	Date	Contract		In $ USD	Gain/(Loss)

Contracts Purchased:
European Euro	11/01/07	15,129,428 (EUR	)	$21,915,591	$79,501
European Euro	11/02/07	3,724,228 (EUR	)	5,394,695	(2,083)
Swedish Krona	11/01/07	60,903,018 (SEK	)	9,587,931	7,466
				$36,898,217	$84,884

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILIITES October 31, 2007

ASSETS

Investments, at value(1)	$4,188,553,845
Cash	7,515,878
Foreign currency, at value (Cost $12,899,803)	12,939,457
Receivable for investment securities sold	89,272,269
Dividends receivable	23,408,176
Interest receivable	782,316
Due from broker on total return swap contract terminations	1,116,698
Unrealized appreciation of forward currency contracts	86,967
Prepaid and other assets	16,503
Total Assets	4,323,692,109

LIABILITIES

Payable for investment securities purchased	166,955,291
Interest on loan payable	107,391
Interest payable on total return swap contracts	485,020
Unrealized depreciation of forward currency contracts	2,083
Accrued expenses and other liabilities:
Investment advisory fees	3,567,682
Administrative fees	463,798
Offering cost	2,492,474
Trustee fees	12,596
Officer fees	25,000
Other	551,473
Total Liabilities	174,662,808

Net Assets	$4,149,029,301

NET ASSETS REPRESENTED BY

Paid-in-capital	$3,913,169,687
Undistributed net investment income	135,676,614
Accumulated net realized loss on investments, swap contracts and foreign currency transactions	(189,793,245)
Net unrealized appreciation on investments and foreign currency translations	289,976,245
Net Assets	$4,149,029,301
Net asset value
Net Assets	$4,149,029,301
Shares of beneficial interest issued and outstanding	205,090,928
Net asset value per share	$20.23

(1) Cost of Investments	$3,900,850,562

See Notes to Financial Statements.

STATEMENT OF OPERATIONS For the Period January 26, 2007 (Inception) to October 31, 2007

INCOME

Dividends*	$459,840,907
Interest	13,452,371
Total Income	473,293,278

EXPENSES

Interest on loan	107,391
Investment advisory fee	31,299,495
Administrative fee	4,068,934
Audit and tax fees	32,099
Custodian fees	1,060,692
Officer fees	75,000
Legal fees	62,438
Printing fees	325,408
Trustee fees	36,595
Insurance fees	21,763
Miscellaneous fees	197,721
Total Expenses	37,287,536

Net Investment Income	436,005,742

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS, SWAP CONTRACTS AND FOREIGN CURRENCY

Net realized gain/(loss) on investments:
Securities transactions	(277,781,637)
Swap contracts	2,107,448
Foreign currency transactions	78,292,268
Net realized loss on investments	(197,381,921)
Change in net unrealized appreciation of investments, swap contracts and foreign currency translations:
Investments	123,722,005
Swap contracts	1,980,594
Foreign currency translations	164,273,646
Net unrealized appreciation of investments	289,976,245
Net realized/unrealized gain on investments, swap contracts and foreign currency	92,594,324
Net Increase in Net Assets Resulting from Operations	$528,600,066

* Net of foreign taxes withheld	$33,615,626

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the Period
January 26, 2007 (Inception)
to October 31, 2007

OPERATIONS

Net investment income	$436,005,742
Net realized gain/(loss) on investments:
Securities transactions	(277,781,637)
Swap contracts	2,107,448
Foreign currency transactions	78,292,268
Net change in unrealized appreciation of investments, swap contracts and foreign currency translations:
Investments	123,722,005
Swap contracts	1,980,594
Foreign currency translations	164,273,646
Net unrealized appreciation of investments, swap contracts and foreign currency	289,976,245
Net increase in net assets resulting from operations	528,600,066

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income	(292,740,452)
Net decrease in net assets resulting from distributions to shareholders	(292,740,452)

CAPITAL SHARE TRANSACTIONS

Proceeds from sales of common shares, net of offering costs	3,356,320,000
Proceeds from underwriters’ over-allotment option of common shares exercised, net of offering costs	491,916,371
Net asset value of common stock issued to stockholders from reinvestment of dividends	64,833,316
Net increase in net assets derived from capital share transactions	3,913,069,687
Net Increase in Net Assets	4,148,929,301
Net Assets
Beginning of period	100,000
End of period*	$4,149,029,301

* Including undistributed net investment income of:	$135,676,614

See Notes to Financial Statements.

financial highlighTs (For a share outstanding throughout the period)

	Period Ended
	October 31, 2007(a)

PER COMMON SHARE OPERATING PERFORMANCE

Net asset value per share, beginning of period	$19.10
Income from investment operations:
Net investment income	2.14
Net realized and unrealized gain on investments, swap contracts and foreign currency	0.46
Total from investment operations	2.60

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS

From net investment income	(1.44)
Total distributions	(1.44)

CAPITAL SHARE TRANSACTIONS

Common share offering costs charged to paid-in-capital	(0.03)
Total capital share transactions	(0.03)
Net asset value per share, end of period	$20.23
Per share market value, end of period	$19.90

Total return based on:
Net Asset Value	14.09	%(b)
Market value	7.01	%(b)

RATIOS/SUPPLEMENTAL DATA

Net Assets attributable to common shares, at end of period (000)	$4,149,029
Ratio of net expenses to average net assets	1.25	%(c)
Ratio of net investment income to average net assets	14.63	%(c)
Portfolio turnover rate	148	%(d)

(a)	For the period from January 26, 2007 (inception of the fund to October 31, 2007.)
(b)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Total investment return on net asset value reflects a $20.00 opening IPO price and sales load of $.90 per share. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions.Total investment returns for less than a full year are not annualized. Past performances is not a guarantee of future results.

(c)	Annualized.
(d)	Not Annualized.

See Notes to Financial Statements.

Notes to financial statements October 31, 2007

1.     ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Alpine Total Dynamic Dividend Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on October 27, 2006, and had no operating history prior to January 26, 2007. The Fund has an investment objective to invest in equity securities that provide high current dividend income. The Fund also focuses on long-term growth of capital as a secondary investment objective.

The Fund had no operations prior to January 26, 2007 other than matters relating to its organization and the sale and issuance of 5,235.602 shares of beneficial interest in the Fund to Alpine Woods Capital Investors, LLC (“Alpine Woods”) at a net asset value of $19.10 per share. Alpine Woods serves as the Fund’s investment adviser. The Fund’s Common Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “AOD”.

The following summarizes the significant accounting policies of the Fund.

Security Valuation: The net asset value (“NAV”) of shares of the Fund is calculated by dividing the value of the Fund’s net assets by the number of outstanding shares. NAV is determined each day the New York Stock Exchange (the “NYSE”) is open as of the close of regular trading (normally, 4:00 p.m., Eastern time). In computing NAV, portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. In computing the Fund’s net asset value, portfolio securities that are traded on a securities exchange in the United States, except for option securities, are valued at the last reported sale price as of the time of valuation, or lacking any current reported sale at the time of valuation, at the mean between the most recent bid and asked quotations. Each option security - traded on a securities exchange in the United States is valued at the last current reported sale price as of the time of valuation if the last current reported sale price falls within the consolidated bid/ask quote for the option security. If the last current reported sale price as of the time of valuation does not fall within the consolidated bid/ask quote for the option security, the security is valued at the mid-point of the consolidated bid/ask quote for the option security. Each security traded in the over-thecounter market and quoted on the NASDAQ National Market System, is valued at the NASDAQ Official Closing Price (“NOCP”), as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over-thecounter option that is not traded through the Options Clearing Corporation is valued by the counterparty, or if the counterparty’s price is not readily available then by using the Black-Scholes method. Each other security traded over-the-counter is valued at the mean between the most recent bid and asked quotations. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value..

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of a fair value of the security, the security is valued at fair value following procedures and/or guidelines approved by the Board of Trustees, which may include utilizing a systematic fair valuation model provided by an independent pricing system. The Fund may also use fair value pricing, if the value of a security it holds is, pursuant to Board of Trustees guidelines, materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is traded. These procedures may utilize valuations furnished by pricing services approved by the Board of Trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. When fair value pricing is employed, the value of the portfolio security used to calculate the Fund’s net asset value may differ from quoted or official closing prices.

Securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and overthe- counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s net asset value is not calculated. As stated above, if the market prices are not readily available or are not reflective of the fair value of the security, the security will be priced at a fair value following procedures approved by the Board of Trustees. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate.

Foreign Securities:  The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of  foreignprice is not readily available thensecurities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is included with the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statements of Operations.

Distributions to Shareholders: The Fund intends to make a level dividend distribution each month to its shareholders of the net investment income of the Fund after payment of Fund operating expenses. The level dividend rate may be modified by the Board of Trustees from time to time. If, for any monthly distribution, investment company taxable income, if any (which term includes net short-term capital gain) and net tax-exempt income, if any, is less than the amount of the distribution, the difference will generally be a tax-free return of capital distributed from the Fund’s assets. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain realized during the year. If the total distributions made in any fiscal year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income Taxes:  The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund accounts for uncertainty related to income taxes under the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (“FIN 48”). The Fund recognizes tax benefits only if it is more likely than not that a tax position (including the Fund’s assertion that its income is exempt from tax) will be sustained upon examination. The Fund had no material uncertain tax positions and has not recorded a liability for material unrecognized tax benefits as of October 31, 2007. Since its inception, the Fund had not recorded any amounts for interest or penalties related to uncertain tax benefits.

Securities Transactions and Investment Income:Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, which includes amortization of premium and accretion of discounts. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the highest cost basis for both financial reporting and income tax purposes.

Use of Estimates:  The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

New Accounting Pronouncements: In September 2006, the FASB issued FASB Statement No. 157, “Fair Valuation Measurement” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund is currently evaluating the potential impact the adoption of SFAS No. 157 will have on the Fund’s financial statements.

2.     INCOME TAXES

Classification of Distributions:  Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of the distributions paid by the Fund during the period January 26, 2007 (inception) to October 31, 2007 was as follows:

Distributions paid from:

Ordinary Income	$292,740,452
Total	$292,740,452

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under accounting principles generally accepted in the United States. Accordingly, for the period ended October 31, 2007, the effects of certain differences were reclassified. The fund decreased accumulated net investment income by $7,588,676 and decreased accumulated net realized loss by $7,588,676. These differences were primarily due to the differing tax treatment of foreign currency and certain other investments. Net assets of the portfolio were unaffected by the reclassifications and the calculation of net investment income per share in the Financial Highlights excludes these adjustments.

At October 31, 2007, the Fund had available for tax purposes unused capital loss carryovers of $164,486,518, expiring October 31, 2015.

As of October 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$137,742,091
Accumulated Capital Gain/(Loss)	(164,486,518)
Unrealized Appreciation/(Depreciation)	262,604,041
Total	$235,859,614

As of October 31, 2007, net unrealized appreciation/ (depreciation) of investments based on federal tax costs financial statements are was as follows:

Gross appreciation on investments (excess of value over tax cost)	$465,815,244
Gross depreciation on investments (excess of tax cost over value)	(203,418,688)
Net appreciation on foreign currency	207,485
Net unrealized appreciation	262,604,041
Total cost for federal income tax purposes	$3,926,157,289

The differences between book and tax net unrealized appreciation and cost were primarily due to the differing tax treatment of foreign currency and certain other investments.

3.     CAPITAL TRANSACTIONS

For the Period January 26, 2007 (Inception) to
October 31, 2007

Common shares outstanding -beginning of period	5,236
Common shares issued in connection with initial public offering	176,000,000
Common shares issued from underwriter’s over-allotment option exercised	25,795,300
Common shares issued as reinvestment of dividends	3,290,392
Common shares outstanding - end of period	205,090,928

4.     PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term securities, for the period ended October 31, 2007 aggregated $9,243,315,730 and $5,222,736,333, respectively. The Fund did not have purchases and sales of U.S. Government obligations for the period ended October 31, 2007.

5.     INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

Alpine Woods serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, Alpine Woods receives an annual investment advisory fee of 1.00% based on the Fund’s average daily total assets, computed daily and payable monthly.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with the Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee of 0.13% based on the Fund’s average daily total assets, computed daily and payable monthly.

As of October 31, 2007, the Fund has invested $6,430 in the Alpine Municipal Money Market Fund.

6.     TOTAL RETURN SWAP CONTRACTS

The Fund may enter into total return swaps.  A total return swap is an agreement between the Fund and a counterparty to exchange a market linked return for a floating rate payment, both based on a notional principal amount Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional.  Total return swaps are marked to market daily based upon quotations from the market makers end the change in value, if any, is recorded as en unrealized gain or loss in the Statement of Operations. The unrealized gain (loss) related to the daily change in the valuation of the notional amount of the swap, as well as the amount due to (owed by) the Fund at termination or settlement, is combined and separately disclosed as an asset (liability). The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss). Total return swaps are subject to risks (if the counterparty fails to meet its obligations).

7.     EQUITY-LINKED STRUCTURED NOTES

The Fund may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixedincome securities.

8.     LINE OF CREDIT

On July 11, 2007, a Agreement between the Fund and The Bank of New York (“BONY”) was executed which allows the Fund to borrow against a secured line of credit from BONY an aggregate amount of up to $500,000,000. During the period ended October 31, 2007, the average borrowing Fund’s was $2,559,857 with an average rate on borrowings of 5.36%. As of October 31, 2007, there was an unused balance of $471,500,000 available to the Fund.

9.     OTHER

Compensation of Trustees: The Independent Trustees of the Fund receive $4,000 for each meeting attended.

10.   SUBSEQUENT EVENTS

Distributions: The Fund paid a distribution of $36,916,367 or $0.18 per common share on November 23, 2007, to common shareholders of record on November 19, 2007.

The Fund paid a distribution of $36,916,367 or $0.18 per common share on December 28, 2007 to common shareholders of record on December 24, 2007.

The Fund paid a special distribution of $110,806,509 or $0.54 per common share on December 31, 2007 to common shareholders of record on December 27, 2007.

addiTional informaTion October 31, 2007 (Unaudited)

DIVIDEND REINVESTMENT PLAN

Unless the registered owner of common shares elects to receive cash by contacting The Bank of New York (the “Plan Administrator”), all dividends declared on common shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Shareholders that are not permitted to participate through their broker or nominee or who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to such nominee) by the Plan Administrator, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. If you hold your shares through a broker, and you wish for all dividends declared on your common shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each shareholder under the Plan in the same name in which such shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per share is equal to or greater than the net asset value per share, the Plan Administrator will invest the Dividend amount in Newly Issued common shares on behalf of the participants. The number of Newly Issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per share on the payment date. If, on the payment date for any Dividend, the NAV per share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the common shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in common shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share exceeds the NAV per share, the average per share purchase price paid by the Plan Administrator may exceed the NAV of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued common shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued common shares at the NAV per share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the Fund’s shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Federal Income Tax Matters.” Participants that request a sale of common shares through the Plan Administrator are subject to brokerage commissions.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund’s shares is higher than the NAV, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the NAV, participants receive distributions of shares with a NAV greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the NAV. Also, because the Fund does not redeem its shares, the price on resale may be more or less than the NAV.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator; The Bank of New York, at One Wall Street, New York, NY 10286 1(800) 432-8224.

FUND PROXY VOTING POLICIES & PROCEDURES

Policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund are available without a charge, upon request, by contacting the Fund at 1(800)910- 1434 and on the Security and Exchange Commission’s (“Commission”) web site at http://www.sec.gov.

DESIGNATION REQUIREMENTS (Unaudited)

Of the distributions paid by the Fund from ordinary income for the year ended October 31, 2007, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income, respectively.

Dividends Received Deduction	40.90%
Qualified Dividend Income	100.00%

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1(800)617-7616 and on the Commission’s web site at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1(800)SEC-0330.

NOTICE

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time its common shares in the open market.

INDEPENDENT TRUSTEES

Name and Age	Position(s) Held with the Fund	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex**	Other Directorships Held by Trustee

Laurence B.Ashkin (79)	Independent Trustee	Real estate developer and construction consultant since 1980; Founder and President of Centrum Properties, Inc. since 1980.	12	Trustee, Alpine Family of Funds.**

H. Guy Leibler (53)	Independent Trustee	Vice Chair and Chief Operating Officer of L&L Holding Company, LLC since 2004; President, Skidmore, Owings & Merrill LLP (2001-2003);	12	Chairman, White Plains Hospital Center; Dressage for Kids;Trustee, Alpine Family of Funds.

Jeffrey E.Wacksman (47)	Independent Trustee	Partner, Loeb, Block & Partners LLP since 1994.	12	Dynasty Holdings, Inc.; Bondi Icebergs Inc.; MH Properties, Inc.;Trustee, Alpine Family of Funds.

*

The Independent Trustees identified above are the members of the Board of Trustees for each of the Alpine Series Trust, Alpine Equity Trust and Alpine Income Trust (collectively, the “Alpine Family of Funds”).

**

Alpine Woods Capital Investors, LLC manages nine other fund portfolios within the three Alpine Trusts. Each of the Alpine Trusts is registered as an open-end management investment company. The Trustees oversee each of the nine portfolios within the Alpine Trusts.

INTERESTED TRUSTEE

			# of
			Portfolios
	Position(s) Held	Principal Occupation During	in Fund	Other Directorships
Name and Age	with the Fund	Past Five Years	Complex**	Held by Trustee

Samuel A. Lieber* (50)	Interested Trustee and President	CEO of Alpine Woods Capital Investors, LLC since 1997. President of Alpine Trusts since 1998.	12	Trustee, Alpine Family of Funds.

*	Samuel A. Lieber has been a Trustee of the Fund since its inception. He is the son of Stephen A. Lieber.
**

Alpine Woods Capital Investors, LLC manages nine other fund portfolios within the three Alpine Trusts. Each of the Alpine Trusts is registered as an open-end management investment company. The Trustees oversee each of the nine portfolios within the Alpine Trusts.

In addition to Mr. Samuel A. Lieber, the table below identifies the Fund’s executive officers.

Name and Age	Position(s) Held with the Fund	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex**	Other Directorships Held by Trustee

Stephen A. Lieber (81)*	Executive Vice President	Chief Investment Officer, Alpine Woods Capital Investors, LLC since 2003. Chairman and Senior Portfolio Manager, Saxon Woods Advisors, LLC since 1999.	N/A	None

Sheldon R. Flamm (59)	Treasurer/Chief Compliance Officer	Chief Financial Officer and Senior Managing Director, Alpine Woods Capital Investors, LLC, since 2001; Chief Financial Officer, Saxon Woods Advisors, LLC since 1999.	N/A	None

Oliver Sun (42)	Secretary	Controller of Alpine Woods Capital Investors, LLC since 1998.	N/A	None

*	Stephen A. Lieber is the father of Samuel A. Lieber.
**

Alpine Woods Capital Investors, LLC manages nine other fund portfolios within the three Alpine Trusts. Each of the Alpine Trusts is registered as an open-end management investment company. The Trustees oversee each of the nine portfolios within the Alpine Trusts.

INVESTOR
INFORMATION	1(800) 617.7616 | www.alpinecef.com

INVESTMENT	Alpine Woods Capital Investors, LLC
AdvIser	2500 Westchester Ave., Suite 215
Purchase, NY 10577

AdmInIstrAtor	ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

trAnsfer Agent &	The Bank of New York
CustodIAn	One Wall Street
New York, NY 10286

Independent regIstered	Deloitte & Touche LLP
publIC ACCountIng fIrm	555 East Wells Street
Milwaukee, WI 53202

fund Counsel	Blank Rome LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

Investor Information:

1(800) 617.7616 | www.alpinecef.com

Item 2.             Code of Ethics.

(a)          The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         Not applicable.

(c) There  have been no  amendments,  during  the  period  covered  by this report,  to a  provision  of the code of  ethics  that  applies  to the Registrant’s principal executive officer,  principal financial officer, principal  accounting  officer or  controller,  or  persons  performing similar functions, regardless of whether these individuals are employed by the registrant or a third party,  and that relates to any element of the code of ethics described in Item 2(a) above.

(d) The Registrant  has not granted  any  waivers,  including  an implicit waiver,  from a  provision  of the code of ethics  that  applies to the registrant’s principal executive officer,  principal financial officer, principal  accounting  officer or  controller,  or  persons  performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party,  that relates to any element of the code of ethics described in 2(a) above.

(e)  Not applicable.

(f) The Registrant’s Code of Ethics is attached as Exhibit 12(A)(1) hereto.

Item 3.             Audit Committee Financial Expert.

The Board of Directors of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Board of Directors has determined that Laurence B. Ashkin is an audit committee financial expert.   Laurence B. Ashkin is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

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Item 4.             Principal Accountant Fees and Services.

(a)                                  Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal year 2007 was $32,700.

(b)                                 Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item was $0 in fiscal year 2007.

(c)                                  Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning was $4,300 in fiscal year 2007.

(d)                                 All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item is $46,680 in fiscal year 2007.

(e)(1)                    Audit Committee Pre-Approval Policies and Procedures:  All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s audit committee, which may include the approval of certain services up to an amount determined by the audit committee.  Any services that would exceed that amount would require additional approval of the audit committee.

(e)(2)                    No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)                                    Not applicable.

(g)                                 Not applicable.

(h)                                 Not applicable

Item 5.             Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act and is comprised of the following members:

H. Guy Leibler

Jeffrey E. Wacksman

Laurence B. Ashkin

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Item 6.             Schedule of Investments.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit Item 7, is a copy of the registrant’s policies and procedures.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies as of January 7, 2008

Name	Title	Length of Service	Business Experience 5 Years
Jill K. Evans	Portfolio Manager	Since May 2003	Vice President and Senior Equity Research Analyst, J.P. Morgan (1998-2003)
Kevin Shacknofsky	Portfolio Manager	Since October 2003	Vice President, Rein Capital (2001-2003); Client Manager, Deloitte & Touche Tohmatsu (1998-2001)

Other Accounts Managed as of October 31, 2007

PM Name	# Registered Investment Companies, Total Assets	# Other Pooled Investments Vehicles, Total Assets	# Other Accounts, Total Assets	Material Conflicts if Any
Jill K. Evans	3, $6.2 billion	0, $0	1, $10.9 million	None
Kevin Shacknofsky	3, $6.2 billion	0, $0	1, $10.9 million	None

(a)(3) Portfolio Manager Compensation as of October 31, 2007.

The Portfolio Managers’ compensation will be made up of a fixed salary amount which is not based on the value of the assets in the Fund’s portfolio. Annually, the Adviser may calculate bonus compensation to be paid to each portfolio manager as a percentage of salary based in large part on the Fund’s after-tax performance in comparison to other equity income funds during the same time period, which the Adviser considers to be a comparable peer group.

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(a)(4) Dollar Range of Securities Owned as of October 31, 2007.

Portfolio Manager	Dollar Range of Equity Securities Held in Registrant (1)
Jill K. Evans	None
Kevin Shacknofsky	None

(1) “Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.       Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.       Controls and Procedures.

(a)            The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date.

(b)           There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.       Exhibits.

(a)(1)  The Code of Ethics that applies to the registrant’s principal executive officer and principal financial officer is attached hereto as Exhibit 12.A.1.

(a)(2)  The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)  Not applicable.

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(b)  The certifications by the registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alpine Total Dynamic Dividend Fund

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

Date:	January 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel A. Lieber
Samuel A. Lieber
Chief Executive Officer (Principal Executive Officer)

Date:	January 7, 2008

By:	/s/ Sheldon R. Flamm
Sheldon R. Flamm
Chief Financial Officer (Principal Financial Officer)

Date:	January 7, 2008

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